UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19500 State Highway 249, Suite 125
Houston, Texas		77070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (346) 439-9656

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 27, 2023, 5E Advanced Materials, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) where the following matters were voted upon by the Company’s stockholders:

1.
the election of each of five directors to the Board of Directors (the “Board”);

2.
the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the 2023 fiscal year;

3.
the ratification and approval of the issuance of our 4.50% Secured Convertible Notes (the “Notes”) to Bluescape Special Situations IV LLC (“Bluescape”);

4.
the ratification and approval of existing grants made under the Company’s 2022 Equity Compensation Plan (the “Plan”);

5.
approval of the Company’s Plan;

6.
approval of the participation by members of the Board (“Directors”) in the Plan;

7.
approval of the grant of awards to the current Directors of the Company pursuant to the Plan; and

8.
approval of the issuance of common stock to the current and former Directors of the Company.

As noted in the proxy statement for the 2022 Annual Meeting, under the rules of the ASX, the Company disregarded votes cast in favor of certain proposals for those shareholders who may have had an interest in the outcome thereof, which voting exclusions impacted the final voting results reflected below.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of Directors	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
David Jay Salisbury	24,337,044	7,372,737	67,805	611,399
Stephen Hunt	27,162,937	4,545,935	68,714	611,399
H. Keith Jennings	27,128,077	488,806	4,160,703	611,399
Sen Ming (Jimmy) Lim	27,379,653	238,418	4,159,515	611,399
Graham van’t Hoff	17,959,158	13,741,327	77,101	611,399

The five directors nominated by the Board were elected to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, or removal. There were no nominees to office other than the directors elected.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2. Ratification of the appointment of PwC as the Company’s independent auditors for 2023	32,216,224	113,776	58,985	-

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3. Ratification and approval of the issuance of the Notes to Bluescape	31,285,632	400,482	91,472	611,399

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4. Ratification and approval of existing grants made under the Plan	21,550,651	5,022,896	75,833	611,399

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5. Approval of the Plan	21,199,996	5,321,851	127,533	611,399

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6. Approval of participation of the Directors in the Plan	20,830,202	5,638,699	180,479	611,399

7. Approval of the grant of awards to the current Directors pursuant to the Plan	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

David Jay Salisbury	19,755,869	6,711,290	182,221	611,399
Stephen Hunt	19,904,757	6,561,290	183,333	611,399
H. Keith Jennings	19,412,114	7,053,943	183,323	611,399
Sen Ming (Jimmy) Lim	19,757,859	6,709,290	182,231	611,399
Graham van’t Hoff	12,166,138	14,379,569	103,673	611,399

8. Approval of the issuance of common stock to the current and former Directors of the Company	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

David Jay Salisbury	19,349,755	7,066,784	232,841	611,399
Stephen Hunt	19,499,745	6,916,784	232,851	611,399
Sen Ming (Jimmy) Lim	19,351,745	7,064,784	232,851	611,399
Patricia Mishic O’Brien	19,350,387	7,064,152	234,841	611,399

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 3, 2023	By:	/s/ Chantel Jordan
Chantel Jordan Senior Vice President, General Counsel, Corporate Secretary and Chief People Officer